Acquisitions, Disposals, and Related Items	12 Months Ended
Jan. 31, 2017
Business Combinations [Abstract]
Acquisitions, disposals, and related items
Acquisitions, Disposals and Related Items
The Company completed the following transaction that impacts the operations of the Company's Walmart U.S. segment:
Jet.com, Inc.
In September 2016, the Company completed the acquisition of jet.com, a U.S.-based e-commerce company. The integration of jet.com into the Walmart U.S. e-commerce business will build upon the current e-commerce foundation, allowing for synergies from talent, logistical operations and access to a broader customer base. The total purchase price for the acquisition was $2.4 billion, net of cash acquired. The preliminary allocation of the purchase price includes $1.7 billion in goodwill and $0.6 billion in intangible assets. As part of the transaction, the Company will pay additional compensation of approximately $0.8 billion over a five year period.
The Company completed the following transactions that impact the operations of the Company's Walmart International segment:
Suburbia
In August 2016, one of the Company's subsidiaries entered into a definitive agreement to sell Suburbia, the apparel retail division in Mexico, for approximately $1.0 billion in total consideration, resulting in $634 million in current assets held for sale and $180 million in current liabilities held for sale as of January 31, 2017.  The transaction has received regulatory approval and is expected to close in the first half of fiscal 2018.
Yihaodian and JD.com, Inc. ("JD")
In June 2016, the Company sold certain assets relating to Yihaodian, our e-commerce operations in China, including the Yihaodian brand, website and application, to JD in exchange for Class A ordinary shares of JD representing approximately five percent of JD's outstanding ordinary shares on a fully diluted basis. The $1.5 billion investment in JD is carried at cost and is included in other assets and deferred charges in the accompanying Consolidated Balance Sheets. The sale resulted in the recognition of a $535 million noncash gain, which gain is included in membership and other income in the accompanying Consolidated Statements of Income. Subsequently, during fiscal 2017, the Company purchased $1.9 billion of additional JD shares classified as available for sale securities, representing an incremental ownership percentage of approximately five percent, for a total ownership of approximately ten percent of JD's outstanding ordinary shares.
In fiscal 2016, the Company completed the purchase of all of the remaining noncontrolling interest in Yihaodian for approximately $760 million, using existing cash to complete this transaction.
Walmart Chile
In fiscal 2014, the redeemable noncontrolling interest shareholders exercised put options that required the Company to purchase their shares in Walmart Chile. In February 2014, the Company completed this transaction for approximately $1.5 billion using existing cash of the Company, increasing its ownership interest in Walmart Chile to 99.7 percent. In March 2014, the Company completed a tender offer for most of the remaining noncontrolling interest shares at the same value per share as was paid to the redeemable noncontrolling interest shareholders. As a result of completing these transactions, the Company owns substantially all of Walmart Chile.
Vips Restaurant Business in Mexico
In fiscal 2014, Walmex, a majority-owned subsidiary of the Company, entered into a definitive agreement with Alsea S.A.B. de C.V. to sell the Vips restaurant business ("Vips") in Mexico. The sale of Vips was completed on May 12, 2014. The Company received $671 million of cash and recognized a net gain of $262 million in discontinued operations at the time of the sale.